FIRST AMENDMENT

FIRSTBANK CORPORATION AFFILIATED
DEFERRED COMPENSATION PLAN

                This Amendment, executed this 26th day of May, 1998, by FIRSTBANK CORPORATION (“Company”);

W I T N E S S E T H

                 WHEREAS, the Company maintains the Firstbank Corporation Affiliated Deferred Compensation Plan, which was amended and restated effective January 1, 1995; and

                 WHEREAS, the Company wishes to add a new Section to the Plan;

                 NOW, THEREFORE, the Company adds Section 8.6 to the plan to read as follows:

8.6 Acquired Employers. Notwithstanding any provision of the Plan to the contrary, upon acquisition of a business entity by the Company, by way of merger, purchase or otherwise, the Board of Directors may determine to transfer any liability or obligation for deferred compensation, accrued while an individual was employed, by the acquired entity to this Plan. In such event, the deferred compensation shall be administered and shall be payable under the terms of this Plan. To the extent the provisions of this Plan differ from the provisions of the deferred compensation program maintained by the acquired entity, such deferred compensation program shall be deemed to be amended.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be executed by a proper officer the day and year first above written.

FIRSTBANK CORPORATION BY: /s/ Mary D. Deci —————————————— Mary D. Deci Its: Secretary

FIRST AMENDMENT

FIRSTBANK CORPORATION
AFFILIATED DEFERRED
COMPENSATION PLAN

        This Amendment, made this 26th day of March, 2001, to be effective January 1, 2001, by Firstbank Corporation (“Employer”):

W I T N E S S E T H

        WHEREAS, the Employer amended and restated its Affiliated Deferred Compensation Plan on November 27, 1995, effective January 1, 1995; and

        WHEREAS, the Employer deems it desirable to amend this plan; and

        WHEREAS, Section 7.1 empowers the Employer to amend the plan;

        NOW, THEREFORE, the Employer amends the plan as follows:

        1.        Section 1.1 is amended by revising the definition of “Compensation” to read as follows:

•	“Compensation” means the fees paid to a Director or, with respect to an Employee, “compensation” as defined in the 401(k) Plan, plus Elective Deferrals under this Plan.

        Except as herein amended, the Employer ratifies the plan and trust.

        IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by a proper officer the day and year first above written.

FIRSTBANK CORPORATION BY /s/ David L. Miller —————————————— David L. Miller Its Vice President/Human Resources

SECOND AMENDMENT

FIRSTBANK CORPORATION
AFFILIATED DEFERRED
COMPENSATION PLAN

        This Agreement, made this 28th day of May, 2002, to be effective immediately, by Firstbank Corporation (“Employer”);

W I T N E S S E T H

        WHEREAS, the Employer amended and restated its Affiliated Deferred Compensation Plan on November 27, 1995, effective January 1, 1995; and amended the Plan on March 26, 2001, effective January 1, 2001; and

        WHEREAS, the Employer deems it desirable to again amend this plan; and

        WHEREAS, Section 7.1 empowers the Employer to amend the plan;

        NOW, THEREFORE, the Employer amends the plan as follows:

1.	Section 5.1 is amended by adding the following:

“ Provided, however, that to the extent assets are transferred to a trust a provided in Section 8.1, the Trustee shall at all times hold and retain title to all assets of the Plan, including those assets which may be invested as requested by a Participant.”

2.	Section 5.2 is amended by substituting the word “daily” for the word “annually” where it appears in the first sentence.

Except as herein amended, the Employer ratifies the plan and trust.

        IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by a proper officer the day and year first above written.

FIRSTBANK CORPORATION By: /s/ Samuel G. Stone —————————————— Samuel G. Stone Its Secretary

THIRD AMENDMENT TO THE
FIRSTBANK CORPORATION
AFFILIATED DEFERRED COMPENSATION PLAN

(January 1, 1995 Restatement)

        This Third Amendment to the January 1, 1995 Restatement of the Firstbank Corporation Affiliated Deferred Compensation Plan (the “Plan”) is adopted by Firstbank Corporation, a Michigan corporation, on behalf of itself and its subsidiaries, all of whom will be referred to collectively as the “Company”. This Amendment is adopted with reference to the following:

        A.        The Company has maintained a non-qualified Deferred Compensation Plan for its directors and certain of its management employees for many years. The Plan was amended and restated in its entirety effective as of January 1, 1995, and further amended on two occasions thereafter; and

        B.        The Company wishes to amend the Plan further to provide that elective deferrals and other contributions to the Plan will not be permitted after 2004 unless the amounts to be deferred have been earned and vested prior to the end of the year.

        NOW, THEREFORE, the Plan is amended as follows:

        1.        Sections 2.1 and 2.2 are amended in their entirety to read as follows:

        2.1        Eligibility to Participate. All directors and employees who were participants in the Plan on December 31, 2004 will continue to be participants. No other directors or employees will be eligible to participate.

        2.        Sections 3.1, 3.2, 3.4 and 3.5 are amended in their entirety to read as follows:

        3.1        Elective Deferrals. Elections made by participants to defer compensation that is earned and vested on or before December 31, 2004 will be honored. Participants will not be permitted to defer any additional compensation under this Plan if it is either earned or vested after December 31, 2004.

      3. Sections 3.6 and 3.7 are deleted in their entirety.

        4.        This Amendment will be effective at the close of business on December 31, 2004.

        IN WITNESS WHEREOF, the Company has caused this Amendment to be executed this 29th day of November, 2004.

FIRSTBANK CORPORATION BY: /s/ David L. Miller —————————————— David L. Miller Its Vice President/Human Resources